Exhibit 35.3

One Mortgage Way Mt. Laurel, NJ 08054

PHH Mortgage Corporation

Successor by merger to Ocwen Loan Servicing, LLC

Compliance Certification Year Ended December 31, 2019

RE:See Exhibit A

The undersigned, each a duly authorized Officer of PHH Mortgage Corporation, successor by merger to Ocwen Loan Servicing, LLC (the “Servicer”) confirms that:

1.

A review of the activities of the Servicer and of the Servicer’s performance under the related servicing agreement(s) relating to the transactions set forth on Exhibit A for the calendar year ending on December 31, 2019 (the “Reporting Period”) has been made under his supervision.

2.

To the best of the undersigned Officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the related servicing agreements in all material respects throughout the Reporting Period.

By: /s/ Jay Williams		By: /s/ Michael Yanniello
Name:	Jay Williams	Name:	Michael Yanniello
Title:	Senior Vice President	Title:	Vice President
Dated:	February 25, 2020	Dated:	February 25, 2020

MSP Investor	Investor	Deal Name	Role
PHH	522	PHHMC Mortgage Pass-Through Certificates, Series 2006-2	Trustee
PHH	595	PHHMC Mortgage Pass-Through Certificates, Series 2006-3	Trustee
PHH	600	PHHMC Mortgage Pass-Through Certificates, Series 2007-4	Trustee
PHH	658	PHHMC Mortgage Pass-Through Certificates, Series 2006-4	Trustee
PHH	673	Bear Stearns ALT-A Trust 2006-8	Trustee
PHH	685	Citigroup Mortgage Loan Trust Inc.Series 2006-AR5	Paying Agent
PHH	691	PHHMC Mortgage Pass-Through Certificates, Series 2007-3	Trustee
PHH	701	PHHMC Mortgage Pass-Through Certificates, Series 2007-5	Trustee
PHH	729	Citigroup Mortgage Loan Trust Inc.Series 2006-AR3	Paying Agent
PHH	790	Citigroup Mortgage Loan Trust Inc.Series 2006-4	Paying Agent
PHH	803	PHHMC Mortgage Pass-Through Certificates, Series 2006-1	Trustee
PHH	811	PHHMC Mortgage Pass-Through Certificates, Series 2007-1	Trustee
PHH	851	Bear Stearns Second Lien Trust 2007-SV1	Trustee
PHH	905	PHHMC Mortgage Pass-Through Certificates, Series 2007-2	Trustee
PHH	907	PHHMC Mortgage Pass-Through Certificates, Series 2007-6	Trustee
PHH	910	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9	Trustee
J2N	2793	MASTR Adjustable Rate Mortgages Trust 2007-HF2	Trustee
J3R	5223	MASTR Alternative Loan Trust 2007-HF1	Trustee
K2F	10247	Lehman Mortgage Trust, Series 2006-5	Trustee
L2F	10248	Lehman Mortgage Trust, Series 2006-6	Trustee
B6G	10249	Lehman Mortgage Trust, Series 2006-7	Trustee
R2F	10254	Lehman Mortgage Trust, Series 2007-3	Trustee
N7H	10782	Banc Of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-5	Master Servicer
J4S	11235	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-10	Trustee
D6F	12535	New Residential Mortgage Loan Trust 2015-2	Paying Agent
D6F	12535	New Residential Mortgage Loan Trust 2015-7	Owner Trustee
D6F	12535	New Residential Mortgage Loan Trust 2015-7	Paying Agent
E6F	12546	New Residential Mortgage Loan Trust 2016-1	Paying Agent
E6F	12546	New Residential Mortgage Loan Trust 2016-1	Paying Agent
F6F	12551	New Residential Mortgage Loan Trust 2016-2	Paying Agent
F6F	12551	New Residential Mortgage Loan Trust 2016-2	Paying Agent
G6F	12565	New Residential Mortgage Loan Trust 2016-3	Paying Agent
G6F	12565	New Residential Mortgage Loan Trust 2016-3	Paying Agent
H6F	12574	New Residential Mortgage Loan Trust 2016-4	Paying Agent
H6F	12574	New Residential Mortgage Loan Trust 2017-1	Paying Agent
J6F	12596	New Residential Mortgage Loan Trust 2016-4	Paying Agent
J6F	12596	New Residential Mortgage Loan Trust 2016-4	Owner Trustee
J6F	12596	New Residential Mortgage Loan Trust 2016-4	Paying Agent
K6F	12602	New Residential Mortgage Loan Trust 2017-2	Paying Agent
K6F	12602	New Residential Mortgage Loan Trust 2017-2	Paying Agent

L6F	12610	New Residential Mortgage Loan Trust 2017-3	Paying Agent
L6F	12610	New Residential Mortgage Loan Trust 2017-3	Paying Agent
M6F	12614	New Residential Mortgage Loan Trust 2017-5	Paying Agent
M6F	12614	New Residential Mortgage Loan Trust 2017-5	Paying Agent
N6D	12616	NRZ Pass-Through Trust EBO I, Series 2017-1	Paying Agent
N6F	12623	New Residential Mortgage Loan Trust 2017-6	Paying Agent
N6F	12623	New Residential Mortgage Loan Trust 2017-6	Paying Agent
P6F	12627	New Residential Mortgage Loan Trust 2018-1	Paying Agent
P6F	12627	New Residential Mortgage Loan Trust 2018-1	Paying Agent
Q6F	12638	New Residential Mortgage Loan Trust 2018-2	Paying Agent
Q6F	12638	New Residential Mortgage Loan Trust 2018-2	Paying Agent
CC2	12644	New Residential Mortgage Loan Trust 2018-3	Paying Agent
CC2	12644	New Residential Mortgage Loan Trust 2018-3	Paying Agent
CC7	12652	New Residential Mortgage Loan Trust 2018-4	Paying Agent
CC7	12652	New Residential Mortgage Loan Trust 2018-4	Paying Agent
DD1	12656	New Residential Mortgage Loan Trust 2018-5	Paying Agent
DD1	12656	New Residential Mortgage Loan Trust 2018-5	Paying Agent
FF6	12671	New Residential Mortgage Loan Trust 2019-2	Paying Agent
FF6	12671	New Residential Mortgage Loan Trust 2019-2	Paying Agent
	1D1	J.P. Morgan Mortgage Trust 2019-INV1	Securities Administrator
	1D6	New Residential Mortgage Loan Trust 2019-4	Paying Agent
	1D6	New Residential Mortgage Loan Trust 2019-4	Trust Administrator
	1D8	J.P. Morgan Mortgage Trust 2019-HYB1	Securities Administrator
	1D8	J.P. Morgan Mortgage Trust 2019-HYB1	Trustee
	1E4	New Residential Mortgage Loan Trust 2019-5	Paying Agent
	1E4	New Residential Mortgage Loan Trust 2019-5	Paying Agent
	1J2	New Residential Mortgage Loan Trust 2019-6	Paying Agent
	1J6	New Residential Mortgage Loan Trust 2019-6	Paying Agent
PHH	2W7	New Residential Mortgage Loan Trust 2017-7	Paying Agent
PHH	2Y1	Sequoia Mortgage Trust Series 2018-2	Securities Administrator
PHH	2Y5	Sequoia Mortgage Trust Series 2018-CH1	Securities Administrator
	DD5	New Residential Mortgage Loan Trust 2019-1	Paying Agent
PHH	G88	J.P. Morgan Seasoned Mortgage Trust, Series 2010-1	Indenture Trustee
PHH	R87	Sequoia Mortgage Trust 2012-1	Securities Administrator
PHH	R97	Sequoia Mortgage Trust 2012-2	Securities Administrator
PHH	S24	Sequoia Mortgage Trust 2012-3	Securities Administrator
PHH	S40	Sequoia Mortgage Trust 2012-4	Securities Administrator
PHH	S42	Sequoia Mortgage Trust 2012-5	Securities Administrator
PHH	S44	CSMC Trust 2012-9	Trustee
PHH	S45	CSMC Trust 2012-9	Trustee
PHH	S47	Sequoia Mortgage Trust 2012-6	Securities Administrator
PHH	S52	Sequoia Mortgage Trust 2013-1	Securities Administrator
PHH	S52	Sequoia Mortgage Trust 2013-1	Securities Administrator
PHH	S54	Sequoia Mortgage Trust 2013-2	Securities Administrator
PHH	S67	Sequoia Mortgage Trust 2013-7	Securities Administrator
PHH	S75	Sequoia Mortgage Trust 2013-10	Securities Administrator
PHH	T28	Sequoia Mortgage Trust 2014-2	Securities Administrator
PHH	T63	Sequoia Mortgage Trust 2015-2	Securities Administrator
PHH	W20	New Residential Mortgage Loan Trust 2017-5	Paying Agent
PHH	W23	New Residential Mortgage Loan Trust 2017-2	Paying Agent
PHH	W32	New Residential Mortgage Loan Trust 2017-6	Paying Agent
PHH	W80003	GSR Mortgage Loan Trust 2006-AR2	Trustee